UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2022

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

The Company received a letter dated May 27, 2022, as amended May 31, 2022, from Prairieland Holdco, LLC (“PLH”) which notified the Company of PLH's intent to nominate candidates to the Board, among other requests (the "Nomination Letter"). On July 23, 2022, Daktronics, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with PLH and its affiliates (collectively, the “Prairieland Group”).

Pursuant to the Cooperation Agreement, the Company agreed to nominate Andrew Siegel to the Company’s board of directors (the “Board”) for election at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”). Following the Annual Meeting, the Board will appoint Mr. Siegel to the Nominating and Corporate Governance Committee of the Board. In addition, after the Annual Meeting, the Board will also expand from seven to eight directors, and an additional director mutually agreed upon by the Company and the Prairieland Group will be appointed to the Board.

Under the Cooperation Agreement, the Prairieland Group irrevocably withdrew the Nomination Letter, and it ceased all solicitations of proxies and other activities in connection with the Annual Meeting.

The Prairieland Group also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) engaging in any solicitation of proxies or consents, (ii) encouraging any person to submit nominees or seeking to effect the election or removal of directors, (iii) presenting any proposal for consideration by shareholders of the Company at any annual or special meeting of shareholders or action by written consent of shareholders (each, a “Shareholder Meeting”), (iv) making a proposal or request to change or influence the Board, Company management or the direction of certain Company matters, and (v) acquiring, in the aggregate, beneficial ownership of more than 9.9% of the outstanding shares of common stock of the Company.

The Cooperation Agreement also provides that during the term of the Cooperation Agreement, at any Shareholder Meeting, the Prairieland Group will vote in accordance with the recommendation of the Board with respect to (i) the election, removal and replacement of directors, (ii) the ratification of the appointment of the Company’s independent registered public accounting firm, (iii) the Company’s “say-on-pay” proposal, and (iv) any other proposal submitted to the Company’s shareholders, subject to certain exceptions that include proposals related to extraordinary transactions.

The Cooperation Agreement will terminate on the earlier of September 30, 2025 and the conclusion of the Company’s 2025 Annual Meeting of Shareholders.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure

On July 27, 2022, the Company issued a press release announcing its entry into the Cooperation Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits:
(d) Exhibits. The following exhibit is furnished as part of this Report:
10.1 Cooperation Agreement, dated July 23, 2022, by and among Daktronics Inc., and Prairiehold Holdco, LLC.
99.1 Press Release dated July 27, 2022 issued by Registrant regarding Cooperation Agreement.
104 Cover page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information

The Company, its directors, and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting. The Company intends to file a definitive proxy statement and a proxy card with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED

TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2021 Annual Meeting of Shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company's securities. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://investor.daktronics.com/ or through the SEC's website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company’s website https://investor.daktronics.com/.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: July 27, 2022

EXHIBIT INDEX

Exhibit No.	Description
10.1	Cooperation Agreement, dated July 23, 2022, by and among Daktronics Inc., and Prairiehold Holdco, LLC.
99.1	Press Release dated July 27, 2022 issued by Registrant regarding Cooperation Agreement
104	Cover page Interactive Data File (embedded within the Inline XBRL document)